UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

ATIF HOLDINGS LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

ATIF HOLDINGS LIMITED

25391 Commercentre Dr., Ste 200,

Lake Forest, CA 92630

Notice of Annual Meeting of Shareholders

Date:	July 28, 2023
Time:	10.00 a.m. PST
Location:	25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630
Record Date:	June 26, 2023

Proposals:

1.	Re-elect five directors to the Board of Directors (the “Board”) of ATIF HOLDINGS LIMITED (the “Company”) to serve until their successors are duly elected and qualified at the 2024 annual meeting of shareholders or until their earlier resignation or removal;

2.	Ratify the appointment of ZH CPA, LLC (“ZHC”) as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2023.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN PROPOSAL NO. 1, AND “FOR” PROPOSAL NO. 2.

Holders of record of the Company’s ordinary shares at the close of business on June 26, 2023 (the “Record Date”) will be entitled to notice of, and to vote at the 2023 annual meeting of shareholders of the Company (the “Meeting”) and any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of shareholders of record entitled to vote at the Meeting will be available for 10 days before the Meeting at the principal executive office of the Company for inspection by shareholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to shareholders on or about July 5, 2023.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Date: June 29, 2023	By:	/s/ Jun Liu
	Name:	Jun Liu
	Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE PROPOSALS LISTED ABOVE.

Important Notice Regarding the Availability of Proxy Materials

for the 2023 Annual Meeting of Shareholders to be held at 10.00 a.m. PST on July 28, 2023

The Notice of the Annual Meeting of Shareholders, this proxy statement, and our Annual Report on Form 10-K for the period ended July 31, 2022 (the “Annual Report”) are available at https://www.ipoex.com.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to ATIF HOLDINGS LIMITED as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which our Board would like you, as a shareholder, to vote at the Meeting, which will take place on July 28, 2023, at 10.00 A.M. PST, at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630.

Shareholders are being asked to consider and vote upon proposals to (i) re-elect five directors to the Board to serve until their successors are duly elected and qualified at the 2024 annual meeting of shareholders or until their earlier resignation or removal, and (ii) ratify the appointment of ZH CPA, LLC (“ ZHC”) as our independent registered public accounting firm for the fiscal year ending July 31, 2023.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Shareholders who owned shares of our ordinary shares on the Record Date may attend and vote at the Meeting. There were 9,627,452 ordinary shares outstanding on the Record Date. All ordinary shares shall have one vote per share. Information about the stockholdings of our directors, executive officers, and significant shareholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 15 of this proxy statement.

What is the proxy card?

The card enables you to appoint Jun Liu as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” each of the director nominees listed in proposal No. 1, and “FOR” proposal No. 2.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Certain of our shareholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record/Registered Shareholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transhare Corporation, you are a “shareholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the shareholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of ZHC as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2023, is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of ZHC as our independent registered public accounting firm.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our shareholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of ZHC as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2023, is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of ZHC as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

How do I vote?

If you were a shareholder of record of the Company’s ordinary shares on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each ordinary share that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it via mail. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it via mail to Anna Kotlova, at Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director; and

●	FOR the selection of ZHC as our independent registered public accounting firm for the fiscal year ending July 31, 2023.

(2)	You may vote in person at the Meeting. We will pass out written ballots to any shareholder of record who wants to vote at the Meeting.

(3)	You may vote online. You may use the website www.transhare.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, July 27, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via email. You may email your signed voting card to Anna Kotlova at akotlova@bizsolaconsulting.com.

(5)	You may vote via fax. You may fax your signed voting card to +1.727.269.5616.

What happens if I abstain?

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Chief Executive Officer of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Chief Executive Officer before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the shareholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the shareholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What vote is required to re-elect the director nominees as directors of the Company?

The re-election of each nominee for director requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of ordinary shares entitled to vote.

How many votes are required to appoint ZHC as the Company’s independent registered public accounting firm for fiscal year ending July 31, 2023?

The proposal to appoint ZHC to serve as our independent registered public accounting firm for the fiscal year ending July 31, 2023, requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of ordinary shares entitled to vote.

Is my vote kept confidential?

Proxies, ballots, and voting tabulations identifying shareholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Jun Liu at 308-888-8888 or by sending a letter to the offices of the Company at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630, with any questions about proposals described in this proxy statement or how to execute your vote.

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a shareholder of ATIF HOLDINGS LIMITED, as part of the solicitation of proxies by our Board for use at the Meeting to be held on July 28, 2023, and any adjournment or postponement thereof. This proxy statement is first being furnished to shareholders on or about July 5, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held on July 28, 2023, at 10.00 A.M. PST, at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630, or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask shareholders to consider and vote upon the following proposals:

1.	Re-elect five directors to the Board to serve until their successors are duly elected and qualified at the 2024 annual meeting of shareholders or until their earlier resignation or removal;

2.	Ratify the appointment of ZHC as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2023.

Record Date and Voting Power	Our Board fixed the close of business on June 26, 2023, as the record date for the determination of the outstanding ordinary shares entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 9,627,452 ordinary shares outstanding. Each ordinary share entitles the holder thereof to one vote.

Quorum and Required Vote	A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present at the meeting if one-third of the votes of the ordinary shares entitled to vote at the Meeting are represented in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (re-election of five directors) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no effect on the re-election of directors; and

Proposal No. 2 (ratification of appointment of ZHC to serve as our independent registered public accounting firm for fiscal year ending July 31, 2023) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Chief Executive Officer, at ATIF HOLDINGS LIMITED, 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting in person.

Proxy Solicitation Costs	The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	Neither of British Virgin Islands law nor our Memorandum of Association and Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Jun Liu at 308-888-8888 or by sending a letter to the offices of the Company at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of our Company are located at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630. The Company’s telephone number is 308-888-8888.

PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

Our Board consists of five directors, all of whom have been nominated by the Nominating and Corporate Governance Committee of our Board (the “Nominating Committee”) and approved by our Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our shareholders. While the Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing shareholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

The director nominees recommended by the Board are as follows:

the board recommends the RE-election of these nominees:

Name	Age	Position(s)
Jun Liu	46	President, Chief Executive Officer, Chairman and Director
Yue Ming	35	Chief Financial Officer and Director
Kwong Sang Liu	61	Independent Director
Yongyuan Chen	60	Independent Director
Lei Yang	42	Independent Director

Nominee Information

Mr. Jun Liu has been our director since June 2019, our President and Chairman since July 2020 and our Chief Executive Officer since August 2021, also having previously served as our Chief Executive Officer from June 2019 to July 2020. Since November 2015, Mr. Liu has served as the President and Director of Asian Equity Exchange Group Co., Ltd., a subsidiary of a U.S. public company Asia Equity Exchange Group, Inc. (“AEEX”), a corporation that develops and manufactures software solutions for equity market. Mr. Liu served as the Chairman of the Board of Directors, President, and CEO of AEEX from July 2015 to September 2017. From December 2000 to December 2001, he served as the head of marketing for the South China Branch of Alibaba. Mr. Liu received his Ph.D. in International Finance from Camden University U.S.A. in 2015 and his bachelor’s degree in Applied Physics from the Harbin Institute of Technology in 1998. Mr. Liu has over 20 years of enterprise management experience and served in management positions at Fortune 500 companies. Mr. Liu is well qualified to serve on our board of directors based on his management experience and prior executive experience serving in public and private companies.

Ms. Yue Ming has been our Chief Financial Officer (“CFO”) and director since August 2021. She has served as our accountant since August 1, 2018. Prior to joining the Company, she was employed by Asia Equity Exchange Group, Inc. and acted as financial manager from December 1, 2014 to July 31, 2018. Ms. Ming started her accounting career at Shenzhen Huitian Accounting Firm on July 1, 2009 after she graduated from Central China Normal University where she majored in international trade. Ms. Ming has more than 10 years of corporate finance and accounting experience. Based on the above and Ms. Ming’s experience in finance and accounting, we believe that Ms. Ming is well qualified to serve on our board of directors.

Mr. Kwong Sang Liu has served as our independent director since April 2019. Since May 1997, Mr. Liu has managed K.S. Liu & Company, CPA Limited, a company he founded. He is currently a non-executive director in a number of Hong Kong Stock Exchange listed companies. Mr. Liu graduated with honors from the Hong Kong Polytechnic University with a bachelor’s degree in Accountancy in 1997 and obtained a Master of Business Administration degree from the University of Lincoln, England in 2002. He is a chartered tax advisor of the Institute of Chartered Accountants in England and Wales, the Association of Chartered Certified Accountants, the Institute of Financial Accountants of the United Kingdom, the Institute of Public Accountants of Australia, the Institute of Certified Public Accountants of Hong Kong, the Taxation Institute of Hong Kong, and the Society of Registered Financial Planners. Mr. Liu has been a practicing accountant in Hong Kong for over 20 years specializing in audit, taxation and corporate financial advisory. Based on the above qualifications and Mr. Liu’s experience in finance and accountancy, the Company believes Mr. Liu is qualified to be on the Board.

Mr. Yongyuan Chen has served as our independent director since April 2019. He is currently the director of China Commercial Law Co. Australia Pty Limited specializing in foreign investment, merger, and acquisition and intellectual property laws. He received a bachelor’s degree in international law from Jilin University of China in 1986, a Master’s degree in international economic law from Renmin University of China in 1988, and a Doctor’s degree in law from the University of Sydney in 2002. He formerly served as legal counsel of the Ministry of Foreign Economic Relations and Trade, China National Technology Import and Export Corporation, and chief of the Policy and Regulation Division of Shenzhen Science and Technology Bureau. From April 2011, Mr. Chen has worked as senior partner at Guangdong Huashang Law Firm, Sydney Branch. Mr. Chen has been a practicing lawyer in China and Australia for over 20 years. The Board believes that Mr. Chen’s extensive experience and legal background qualifies him to serve on the Board.

Ms. Lei Yang has served as our independent director since August 2021. She received her first master’s degree in Information Management from Nanjing University in 2004, and her second master’s degree in Accounting from Bentley University in 2010. Ms. Yang is certified by the American Institute of Certified Public Accountants. Ms. Yang has 17 years working experience in several Fortune 500 companies, engaged in business analysis, internal audit, and financial management, etc. She received her first master’s degree in Information Management from Nanjing University in 2004, and her second master’s degree in Accounting from Bentley University in 2010. Ms. Yang is an American Institute of Certified Public Accountants Certified and an economist. Based on the above qualifications and Ms. Yang’s experience in management, the Board believes Ms. Yang is well qualified to serve on the Board.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Family Relationships and Arrangements

None of the directors or executive officers have a family relationship as defined in Item 401 of Regulation S-K.

Code of Business Conduct and Ethics for Employees, Executive Officers, and Directors

We adopted a code of business conduct and ethics (the “Code of Conduct”) on December 11, 2018, which is applicable to all of our employees, executive officers and directors. The Code of Conduct is available at the Investors Relations section of our website at https://ir.atifchina.com/. Information contained on or accessible through this website is not a part of this Annual Report, and the inclusion of such website address in this Annual Report is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable rules and exchange requirements.

Board Practices

Pursuant to our amended and restated articles of association, the minimum number of directors shall consist of not less than one person unless otherwise determined by resolution of directors or resolution or shareholders and by filing an amended version of the articles of association at the BVI Registry of Corporate affairs approving such change. Unless removed or re-appointed, each director shall be appointed for a term fixed by the resolution of members or resolution of directors appointing the director.

Controlled Company

Mr. Jun Liu beneficially owns approximately 55.2% of the aggregate voting power of our outstanding ordinary shares. As a result, we are deemed a “controlled company” for the purpose of the Nasdaq listing rules and are permitted to elect to rely on certain exemptions from the obligations to comply with certain corporate governance requirements, including:

●	the requirement that our director nominees be selected or recommended solely by independent directors; and

●	the requirement that we have a nominating and corporate governance committee and a compensation committee that are composed entirely of independent directors with a written charter addressing the purposes and responsibilities of the committees.

Although we do not intend to rely on the controlled company exemptions under the Nasdaq listing rules even though we are deemed a controlled company, we could elect to rely on these exemptions in the future, and if so, you would not have the same protection afforded to shareholders of companies that are subject to all of the corporate governance requirements of Nasdaq.

Board of Directors

Our board of directors consist of five directors as of the date of this annual report. Our board of directors is responsible for establishing broad corporate policies and for overseeing our overall performance. Our board of directors reviews significant developments affecting us and acts on other matters requiring its approval.

Duties of Directors

Under British Virgin Islands law, our directors owe fiduciary duties both at common law and under statute, including a statutory duty to act honestly, in good faith and with a view to our best interests. When exercising powers or performing duties as a director, our directors also have a duty to exercise the care, diligence and skills that a reasonable director would exercise in comparable circumstances, taking into account without limitation the nature of the company, the nature of the decision and the position of the director and the nature of the responsibilities undertaken by him. In exercising the powers of a director, the directors must exercise their powers for a proper purpose and shall not act or agree to the company acting in a manner that contravenes our amended and restated memorandum and articles of association or the BVI Act. In fulfilling their duty of care to us, our directors must ensure compliance with our amended and restated memorandum and articles of association. We have the right to seek damages if a duty owed by our directors is breached.

The functions and powers of our board of directors include, among others:

●	appointing officers and determining the term of office of the officers;

●	authorizing the payment of donations to religious, charitable, public or other bodies, clubs, funds, or associations as deemed advisable;

●	exercising the borrowing powers of the company and mortgaging the property of the company;

●	executing checks, promissory notes, and other negotiable instruments on behalf of the company; and

●	maintaining or registering a register of relevant charges of the company.

Terms of Directors and Executive Officers

Each of our directors holds office until a successor has been duly elected and qualified unless the director was appointed by the board of directors, in which case such director holds office until the next following annual meeting of shareholders at which time such director is eligible for reelection. All of our executive officers are appointed by and serve at the discretion of our board of directors. Our current directors were re-elected by our shareholders at our 2022 Annual General Meeting, which was held on July 25, 2022, until the next shareholders meeting and until their successors are duly elected and qualified.

Qualification

There is currently no shareholding qualification for directors.

Board Composition, Committees and Independence

Under the rules of NASDAQ, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang are independent directors as defined in the listing standards of NASDAQ and SEC rules and regulations. A majority of our directors are independent, as required under applicable NASDAQ rules. As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board and Committee Meetings

The Board held four meetings during fiscal year 2022. No director attended fewer than 75% the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2022. The Company expects the directors to attend the Meeting either in person or by conference call.

Committees of the Board of Directors

We have established three committees under the board of directors: an audit committee, a compensation committee, and a nominating and corporate governance committee. We have adopted a charter for each of the three committees. Copies of the charters for each committee are available at http://ir.atifchina.com. Each committee’s members and functions are described below.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating Committee
Kwong Sang Liu	(1)(2)(3)	(1)	(1)

Yongyuan Chen	(1)	(1)	(1)(2)

Lei Yang	(1)	(1) (2)	(1)

(1)	Committee member.

(2)	Committee chair.

(3)	Our board has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC and that is Kwong Sang Liu.

Audit Committee. Our audit committee consists of Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang. Mr. Kwong Sang Liu is the chairman of our audit committee. We have determined that Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang satisfy the “independence” requirements of Section 5605(a)(2) of the Nasdaq Listing Rules and Rule 10A-3 under the Securities Exchange Act. Our board also has determined that Mr. Kwong Sang Liu qualifies as an audit committee financial expert within the meaning of the SEC rules or possesses financial sophistication within the meaning of the Nasdaq Listing Rules. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The audit committee is responsible for, among other things:

●	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing with the independent auditors any audit problems or difficulties and management’s response;

●	discussing the annual audited financial statements with management and the independent auditors;

●	reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

●	reviewing and approving all proposed related party transactions;

●	meeting separately and periodically with management and the independent auditors; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee. Our compensation committee consists of Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang. Ms. Lei Yang is the chairman of our compensation committee. We have determined that Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang satisfy the “independence” requirements of Section 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Securities Exchange Act. The compensation committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The compensation committee is responsible for, among other things:

●	reviewing and approving to the board with respect to the total compensation package for our most senior executive officers;

●	approving and overseeing the total compensation package for our executives other than the most senior executive officers;

●	reviewing and recommending to the board with respect to the compensation of our directors;

●	reviewing periodically and approving any long-term incentive compensation or equity plans;

●	selecting compensation consultants, legal counsel or other advisors after taking into consideration all factors relevant to that person’s independence from management; and

●	programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee currently consists of Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang. Mr. Yongyuan Chen is the chairman of our nominating and corporate governance committee. Messrs. Kwong Sang Liu and Yongyuan Chen, and Ms. Lei Yang satisfy the “independence” requirements of Section 5605(a)(2) of the NASDAQ Listing Rules and Rule 10A-3 under the Securities Exchange Act. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nominating and corporate governance committee is responsible for, among other things:

●	identifying and recommending nominees for election or re-election to our board of directors or for appointment to fill any vacancy;

●	reviewing annually with our board of directors its current composition in light of the characteristics of independence, age, skills, experience and availability of service to us;

●	identifying and recommending to our board the directors to serve as members of committees;

●	advising the board periodically with respect to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to our board of directors on all matters of corporate governance and on any corrective action to be taken; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Director Qualifications

In accordance with its charter, our nominating and corporate governance committee develops and recommends to our board of directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our board of directors and, if appropriate, recommends changes to such criteria.

Board Diversity

Our board of directors desires to seek members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our board of directors does not have a formal policy with respect to diversity and inclusion but is in process of establishing a policy on diversity. Diversity of experience, expertise and viewpoints is one of many factors the nominating and corporate governance committee considers when recommending director nominees to our board of directors. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our board of directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

We believe that our current board composition reflects our commitment to diversity in the areas of gender and professional background.

Board Diversity Matrix (as of June 28, 2023)

Total Number of Directors	5
	Female	Male
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
Asian	2	3

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with proceedings relating to the Indemnitee’s service as our officer and or director, or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Shareholder Communications with the Board

We have not implemented a formal policy or procedure by which our shareholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of shareholders are heard by the Board, and that appropriate responses are provided to shareholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Compensation for our Named Executive Officers

The following table sets forth certain information with respect to compensation for the fiscal years ended July 31, 2022 and July 31, 2021 earned by or paid to our chief executive officer and principal executive officer, our principal financial officer, and our other most highly compensated executive officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jun Liu* President and Chairman of ATIF, CEO of ATIF	2022	240,000	-	-	-	-	-	4,789	244,789
	2021	240,000						5,969	245,969

Pishan Chi** Former CEO of ATIF	2022	26,132	-	-	-	-	-	5,533	31,665
	2021	36,400						4,337	40,737

Fang Cheng *** Former CFO of ATIF	2022	12,374	-	-	-	-	-	-	12,374
	2021	32,900							32,900

Yue Ming **** CFO of ATIF	2022	25,200	-	-	-	-	-	5,046	30,246
	2021	29,781						4,582	34,363

*	Jun Liu was appointed as our president and chairman of our Board on July 10, 2020, and appointed as our CEO on August 4, 2021.

**	Pishan Chi was appointed as our CEO on July 10, 2020 ceased to be our CEO on August 4, 2021.

***	Fang Cheng ceased to be our CFO on August 4, 2021.

****	Yue Ming was appointed as our CFO On August 4, 2021.

We are required by PRC laws and regulations to make contributions equal to certain percentages of each employee’s salary for his or her retirement benefit, medical insurance benefits, housing funds, unemployment, and other statutory benefits. We paid retirement and similar benefits for our executive officers for the fiscal years ended July 31, 2021 and 2022.

Benefit Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

Equity Compensation Plan Information

We do not have any equity compensation plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

Outstanding Equity Awards as of July 31, 2022

We had no outstanding equity awards as of July 31, 2022.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan during the fiscal year ended July 31, 2022.

Employment Agreements and Arrangements

Pursuant to employment agreements, the form of which is filed as Exhibit 10.3 to our F-1 registration statement filed with the SEC on December 11, 2018, we agree to employ each of our executive officers for a specified time period, which will be renewed upon both parties’ agreement thirty days before the end of the current employment term, and payment of cash compensation and benefits became payable when we became a public reporting company in the US. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, including but not limited to the commitments of any serious or persistent breach or non-observance of the terms and conditions of the employment, conviction of a criminal offense, willful disobedience of a lawful and reasonable order, fraud or dishonesty, receipt of bribery, or severe neglect of his or her duties. An executive officer may terminate his or her employment at any time with a one-month prior written notice. Each executive officer has agreed to hold, both during and after the employment agreement expires, in strict confidence and not to use or disclose to any person, corporation or other entity without written consent, any confidential information.

Our employment agreement with Fang Cheng, our former CFO, was for a term of three years beginning on October 1, 2018, and provided for an annual salary of $27,700, the payment of which commenced when we became a public reporting company in the US. For the year ended July 31, 2021, we paid salary and welfare expenses of $32,900 with Fang Cheng. On August 4, 2021, Fang Cheng resigned as our CFO, her employment agreement was terminated with immediate effect.

Our employment agreement with Jun Liu, our President and Former CEO, is for a term of three years beginning on June 6, 2019, and provides for an annual salary of $240,000. On July 10, 2020, we amended our employment agreement with Jun Liu to clarify that he had ceased to be employed as our CEO and had been appointed as our president. On August 4, 2021, we amended our employment agreement with Jun Liu to include his appointment as the chief executive officer.

Our employment agreement with Pishan Chi, our former CEO, was for a term of three years beginning on July 10, 2020, and provides for an annual salary of US$30,700. For the year ended July 31, 2021, we paid salary and welfare expenses of $36,400 with Pishan Chi. On August 4, 2021, Pishan Chi resigned as our CEO.

Our employment agreement with Yue Ming, our CFO, is for a term of three years beginning on August 9,2021, and provides for an annual salary of US$25,200.

Other Benefits

Our employees are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, disability, and paid time off.

Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors for services rendered for the year ended July 31, 2022. Jun Liu and Yue Ming are our executive officers and employees and are not included in the table. All compensation earned by Mr. Liu and Ms. Ming for services rendered in their capacity as our executive officers and employees, is included under the heading in this section titled “Compensation for our Named Executive Officers.” Mr. Liu and Ms. Ming received no compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All other compensation ($)	Total ($)
Kwong Sang Liu	18,000	-	-	-	18,000
Yongyuan Chen	18,000	-	-	-	18,000
Lei Yang	14,400	-	-	-	14,400

SECTION 16(A) COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. For the fiscal year ended July 31, 2022, our executive officers and directors and persons who own more than 10% of a registered class of our equity securities were not subject to Section 16 of the Exchange Act.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares by any person known to us to be the beneficial owner of more than 5% of the outstanding ordinary shares, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date, including options and warrants that are currently exercisable or exercisable within 60 days from the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 9,627,452 shares of our ordinary shares that were outstanding as of the Record Date.

	Ordinary Shares Beneficially Owned
	Number	Percent
Directors and Executive Officers(1):

Jun Liu(2)	5,318,830	55.2%
Yue Ming	0	*	%
Kwong Sang Liu	0	*	%
Yongyuan Chen	0	*	%
Lei Yang	0	*	%
All directors and executive officers as a group (five persons):	5,318,830	55.2%

5% Shareholders:
Tianzhen Investments Limited	3,440,860	35.7%
Eno Group Limited	1,820,000	18.9%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is 25391 Commercentre Dr., Ste 200, Lake Forest, CA.

(2)	Jun Liu, our President, Chief Executive Officer and Chairman, may be deemed to beneficially own 5,318,830 ordinary shares (as adjusted to reflect the Reverse Split), which consists of (i) 3,440,860 ordinary shares, or approximately 35.7%, through his 100% ownership of Tianzhen Investments Limited, (ii) 1,820,000 ordinary shares, or approximately 18.9%, which are held indirectly through a voting rights proxy agreement with Eno Group Limited, which was assigned to Tianzhen Investments Limited. And (iii) 57,970 ordinary shares directly held by Mr. Liu.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transaction with related parties

The following includes a summary of certain relationships and transactions, including transactions since August 1, 2020 to July 31, 2022 and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in this proxy.

In May 2022, we were engaged by Huaya, which is owned by Mr Pishan Chi, our employee and former CEO, to provide consulting services, which amounted to revenues of $762,000 from Huaya. During the year ended July 31, 2021, we had no transactions with related parties.

As of July 31, 2022 and 2021, we had account receivable of $762,000 and $nil due from related parties.

Related Person Transactions Policy

We plan to adopt a new written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount, as long as we are a SEC smaller reporting company, that exceeds the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the last two completed fiscal years, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

●	the risks, costs, and benefits to us;

●	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the terms of the transaction;

●	the availability of other sources for comparable services or products;

●	the terms available to or from, as the case may be, unrelated third parties; and

●	our audit committee will approve only those transactions that it determines are fair and in our best interests.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While shareholder ratification of the Company’s independent registered public accountants is not required by our Memorandum and Articles of Association, as amended, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for shareholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected ZHC to serve as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2023. Therefore, we are requesting that shareholders approve the proposal to ratify the appointment of ZHC as our independent registered public accounting firm.

The Audit Committee values the input of our shareholders. In the event that shareholders do not approve this proposal, the Audit Committee may reconsider this appointment.

We have been advised by ZHC that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of ZHC are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of ZHC will not make a statement at the Meeting.

The Board recommends that you vote “for” ratifying the appointment of ZHC to serve as the Company’s independent registered public accounting firm for the FISCAL year endING July 31, 2023.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by ZHC, our independent accountants, for the fiscal year ended July 31, 2022 and 2021, respectively:

	For the Fiscal Years Ended July 31,
	2022	2021
Audit Fees(1)	$125,000	$165,000
Audit-Related Fees(2)	40,000	-
Tax Fees(3)	-	-
All Other Fees(4)	-	-
Total	$165,000	$165,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	ZH CPA did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended July 31, 2022 and 2021.

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by Centurion in the fiscal years ended July 31, 2021 and 2022. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by ZHC.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended July 31, 2022, for filing with the SEC. The Audit Committee has also approved, subject to shareholders’ ratification, the appointment of ZHC to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2023.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Deadline for Submission of Shareholder Proposals for 2024 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2024 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630, no later than March 27, 2024.

If we are not notified of a shareholder proposal within a reasonable time prior to the time we send our proxy statement for our 2024 Annual Meeting of Shareholders, our Board will have discretionary authority to vote on the shareholder proposal, even though the shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a shareholder proposal was received by us, it is suggested that shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to ATIF HOLDINGS LIMITED, 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630. Notwithstanding, the foregoing shall not affect any rights of shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any shareholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our ordinary shares, Transhare Corporation, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this proxy statement to each shareholder and is available at https://www.ipoex.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended July 31, 2022. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered shareholders who share an address unless we have received contrary instructions from one or more of the shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered shareholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Transhare Corporation, by calling (303) 662-1112, or by forwarding a written request addressed to Transhare Corporation, 17755 North US Highway 19, Suite # 140, Clearwater, FL 33764.

Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting Transhare Corporation, registered shareholders sharing an address can also (i) notify the Company that the registered shareholders wish to receive separate annual reports to shareholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to shareholders and proxy statements in the future if registered shareholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our ordinary shares, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended July 31, 2022 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Shareholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Jun Liu, our Executive Director, at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630or by telephone on 308-888-8888.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at https://www.ipoex.com.

ATIF HOLDINGS LIMITED

Annual Meeting of Shareholders

July 28, 2023

10.00 a.m. PST

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF ATIF HOLDINGS LIMITED

The undersigned shareholder of ATIF HOLDINGS LIMITED, a British Virgin Islands corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated May 18, 2023, and hereby appoints, if no person is specified, Jun Liu as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of shareholders to be held on July 28, 2023, at 10.00 a.m. PST, at 25391 Commercentre Dr., Ste 200, Lake Forest, CA 92630 (the “Meeting”), or at any adjournment or postponement thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the Meeting, all as set forth in the Notice of the Annual Meeting of Shareholders and in the Proxy Statement furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” Proposals No. 1 and 2, and in the discretion of the proxy with respect to such other business as may properly come before the Meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET

www.transhare.com (click on Vote Your Proxy and enter your control number)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, July 27, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY EMAIL

Please email your signed proxy card to Anna Kotlova at akotlova@bizsolaconsulting.com.

VOTE BY FAX

Please fax your signed proxy card to +1.727.269.5616.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, at Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please provide your email address below and check here to indicate your consent to receive or access proxy materials electronically in future years. ☐

Email Address:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends voting FOR the following:

Votes must be indicated (x) in Black or Blue ink.

PROPOSAL NO. 1:	To re-elect five director nominees listed in the accompanying proxy statement;	FOR	WITHHOLD	ABSTAIN

	To vote for all nominees or withhold from voting for all nominees, mark here	☐	☐	☐

	To vote individually for each nominee:	☐	☐	☐

	1.01 Jun Liu	☐	☐	☐

	1.02 Yue Ming	☐	☐	☐

	1.03 Kwong Sang Liu	☐	☐	☐

	1.04 Yongyuan Chen	☐	☐	☐

	1.05 Lei Yang	☐	☐	☐

PROPOSAL NO. 2:	Ratify the appointment of ZH CPA, LLC as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

Stock Owner signs here	Co-Owner signs here

Date: